DETERMINATION OF FAIR VALUES	12 Months Ended
Dec. 31, 2025
Determination Of Fair Values
DETERMINATION OF FAIR VALUES
5.	DETERMINATION OF FAIR VALUES

A number of the Company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purposes based on the following methods. When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

Cash and cash equivalents, accounts receivable and other receivables, accounts payable and other payables and loans and borrowings

The fair value of cash and cash equivalents, accounts receivable and other receivables, accounts payable and other payables and loans and borrowings is estimated as the present value of future cash flows, discounted at the market rate of interest at the reporting date. The fair value of these balances approximate their carrying value due to their short term to maturity or in the case of loans and borrowings, the fair value approximates its carrying value as it bears interest at floating rates and the premium charged was indicative of the Company’s current credit premium.

Kolibri Global Energy Inc. Notes to Consolidated Financial Statements For the Years Ended December 31, 2025 and 2024 (Audited, expressed in thousands of United States dollars)

Derivatives

The fair value of forward contracts is derived from quoted prices received from financial institutions and is based on published forward price curves as at the measurement date, using the remaining contracted oil and natural gas volumes.

Stock options

The fair value of stock options is measured using a Black Scholes option pricing model. Measurement inputs include share price on measurement date, exercise price of the instrument, expected volatility (based on weighted average historic volatility adjusted for changes expected due to publicly available information), forfeiture rate, weighted average expected life of the instruments (based on historical experience and general option holder behavior) and the risk-free interest rate (based on government bonds).

Restricted Stock Units

The fair value of restricted stock units is measured using the closing price of the common stock on the date of grant.

Fair Value Measurement

The Company classifies fair value measurements according to the following hierarchy based on the amount of observable inputs used to value the instrument:

Level 1 fair value measurements are based on unadjusted quoted market prices.

Level 2 fair value measurements are based on valuation models and techniques where the significant inputs are derived from quoted indices.

Level 3 fair value measurements are based on unobservable information. The level 3 fair value measurements pertain to the fair value assigned to property, plant and equipment, intangible exploration assets and other intangible assets acquired in business combinations.

The Company’s commodity derivative contracts are classified as Level 2.